SELECT DIMENSIONS ASSETMANAGER
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -
SEPARATE ACCOUNT THREE
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: 1-800-862-6668 (Contract Owners)
         1-800-862-4397 (Account Executive)
--------------------------------------------------------------------------------

This Prospectus describes an individual and group tax-deferred variable annuity contract designed for retirement planning purposes (each, a "Contract" and collectively, the "Contracts").

The Contracts are issued by Hartford Life and Annuity Insurance Company ("Hartford"). Payments for the Contracts will be held in Sub-Accounts of Hartford Life and Annuity Insurance Company Separate Account Three (the "Separate Account").

There are currently eighteen Sub-Accounts available under the Contract. Underlying investment portfolios ("Portfolios") are available through the Morgan Stanley Dean Witter Select Dimensions Investment Series, the Morgan Stanley Universal Funds, Inc. and the Van Kampen American Capital Life Investment Trust (individually, a "Fund", collectively, the "Funds"). The following Portfolios are available under the Contract: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio of the Morgan Stanley Dean Witter Select Dimensions Investment Series, the High Yield Portfolio, the Mid-Cap Value Portfolio and the Emerging Markets Debt Portfolio of the Morgan Stanley Universal Funds, Inc. and the Strategic Stock Portfolio and the Enterprise Portfolio of the Van Kampen American Capital Life Investment Trust.

This Prospectus sets forth the basic information concerning the Contract and the Separate Account that a prospective investor should know before purchasing a Contract. You should keep this Prospectus for future reference. A Statement of Additional Information providing additional information about the Contract and the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information, call (800) 862-6668 or send a written request to Hartford Life and Annuity Insurance Company, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 30 of this Prospectus. The Statement of Additional Information is incorporated by reference in this Prospectus.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated: July 16, 1998
Statement of Additional Information Dated: July 16, 1998

                              1   - PROSPECTUS

TABLE OF CONTENTS
      --------------------------------------------------------------------

                                                                         PAGE
 ----------------------------------------------------------------------------
   Glossary of Special Terms                                               3
 ----------------------------------------------------------------------------
   Fee Table                                                               5
 ----------------------------------------------------------------------------
   Summary                                                                 7
 ----------------------------------------------------------------------------
   Hartford, The Separate Account and The Portfolios                       8
 ----------------------------------------------------------------------------
     Hartford Life and Annuity Insurance Company                           8
 ----------------------------------------------------------------------------
     The Separate Account                                                  8
 ----------------------------------------------------------------------------
     The Portfolios                                                        9
 ----------------------------------------------------------------------------
   Performance Related Information                                        12
 ----------------------------------------------------------------------------
   Description of the Contracts                                           13
 ----------------------------------------------------------------------------
     Contracts Offered                                                    13
 ----------------------------------------------------------------------------
     Purchasing a Contract                                                13
 ----------------------------------------------------------------------------
     Right to Examine the Contract                                        13
 ----------------------------------------------------------------------------
     Crediting and Allocating the Premium Payment                         13
 ----------------------------------------------------------------------------
     Contract Value -- Before the Annuity Commencement Date               14
 ----------------------------------------------------------------------------
     Sub-Account Value Transfers Before and After the Annuity
      Commencement Date                                                   14
 ----------------------------------------------------------------------------
     Surrenders                                                           15
 ----------------------------------------------------------------------------
     Contract Fees and Charges                                            16
 ----------------------------------------------------------------------------
     Death Before the Annuity Commencement Date                           17
 ----------------------------------------------------------------------------
     Death On or After the Annuity Commencement Date                      18
 ----------------------------------------------------------------------------
     Distribution Requirements: Prior to the Annuity Commencement Date    18
 ----------------------------------------------------------------------------
   Settlement Provisions                                                  19
 ----------------------------------------------------------------------------
     Annuity Payment Options                                              19
 ----------------------------------------------------------------------------
     Annuity Proceeds Settlement Option                                   19
 ----------------------------------------------------------------------------

                                                                         PAGE
 ----------------------------------------------------------------------------
     Annuity Calculation Date and Annuity Commencement Date               20
 ----------------------------------------------------------------------------
     Income Payment Dates                                                 20
 ----------------------------------------------------------------------------
     Variable Annuity Payments                                            20
 ----------------------------------------------------------------------------
   Additional Contract Information                                        22
 ----------------------------------------------------------------------------
     Assignment                                                           22
 ----------------------------------------------------------------------------
     Misstatement of Age or Sex                                           22
 ----------------------------------------------------------------------------
     Contract Modification                                                22
 ----------------------------------------------------------------------------
   Federal Tax Considerations                                             22
 ----------------------------------------------------------------------------
     A. General                                                           22
 ----------------------------------------------------------------------------
     B. Taxation of Hartford and the Separate Account                     22
 ----------------------------------------------------------------------------
     C. Taxation of Annuities -- General Provisions Affecting
      Purchasers Other Than Qualified Retirement Plans                    23
 ----------------------------------------------------------------------------
     D. Federal Income Tax Withholding                                    25
 ----------------------------------------------------------------------------
     E. General Provisions Affecting Tax-Qualified Retirement Plans       25
 ----------------------------------------------------------------------------
     F. Annuity Purchases by Nonresident Aliens and Foreign
      Corporations                                                        25
 ----------------------------------------------------------------------------
   Other Information                                                      26
 ----------------------------------------------------------------------------
     Distribution of the Contracts                                        26
 ----------------------------------------------------------------------------
     Legal Matters                                                        26
 ----------------------------------------------------------------------------
     Experts                                                              26
 ----------------------------------------------------------------------------
     Additional Information                                               26
 ----------------------------------------------------------------------------
   Appendix I -- Information Regarding Tax-qualified Retirement Plans     27
 ----------------------------------------------------------------------------
   Table of Contents for Statement of Additional Information              30
 ----------------------------------------------------------------------------

                              2   - PROSPECTUS

GLOSSARY OF SPECIAL TERMS
      --------------------------------------------------------------------

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account before Annuity payments begin.

ADMINISTRATIVE OFFICE OF THE COMPANY: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Except for correspondence sent overnight, all correspondence concerning the Contract should be sent to Hartford Life and Annuity Insurance Company, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. Overnight correspondence should be sent to 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ANNUAL MAINTENANCE FEE: An annual $30 charge on a Contract having a Contract Value of less than $100,000, as determined on the most recent Contract Anniversary or upon full surrender of the Contract. The charge is deducted proportionally from the investment options in use at the time of the deduction.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed.

ANNUITY: A contract issued by an insurance company that provides, in exchange for premium payments, a series of income payments. This Prospectus describes a deferred Annuity contract in which premium payments accumulate tax-deferred until a partial or full surrender is taken or until the Annuity Commencement Date. Annuity payments under the Contract will begin as of the Annuity Commencement Date in accordance with the Annuity payment option selected.

ANNUITY CALCULATION DATE: The date as of which the first Annuity payment is calculated. It will be no more than five Valuation Days prior to the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date as of which Annuity payments will begin. The Annuity Commencement Date will not be deferred beyond the Annuitant's age 90 or the end of Contract Year 10, whichever is later. If the Contract is sold as part of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the end of the Annuitant's age 100.

ANNUITY UNIT: An accounting unit of measure used to calculate the dollar amount of Variable Annuity payments.

ANNUITY UNIT FACTOR: The factor applied in computing Annuity Unit values to neutralize the effect of the Assumed Investment Return.

ASSUMED INVESTMENT RETURN (AIR): The annual rate of return shown on the specification page of the Contract. This rate is used to determine the degree of fluctuation in the amount of Variable Annuity payments in response to fluctuations in the net investment return of selected Sub-Accounts. The AIR assumes (among other things) that the assets in the Sub-Accounts supporting the Contract will have a net annual return over the anticipated Annuity payment period equal to the rate of return selected. If the actual performance in the net investment return of the selected Sub-Accounts is equal to the AIR, the payment will be constant. If the actual performance in the net investment return of the selected Sub-Accounts is greater than the AIR, the Annuity payment will increase. If the actual performance is less than the AIR, the Annuity payment amount will be lower.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant, as applicable.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: The U.S. Securities and Exchange Commission.

COMMUTED VALUE: The present value of remaining guaranteed Annuity payments under the Payment for a Period Certain Annuity payment option.

CONTINGENT ANNUITANT: The person a Contract Owner may designate, who, if the Annuitant dies prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT: For an Annuity issued to an individual, the Contract is the individual Annuity and any endorsements or riders. For a group Annuity, the Contract is a certificate evidencing a participating interest in a group Annuity and any endorsements or riders. Any reference in this Prospectus to a Contract includes the certificate.

CONTRACT ANNIVERSARY: The anniversary of the Contract Issue Date.

CONTRACT ISSUE DATE: The date as of which an account is established for the Contract Owner.

CONTRACT OWNER(S): The owner(s) of the Contract (or a certificate in certain states), trustee or other entity, sometimes herein referred to as "you" or "your."

CONTRACT VALUE: The aggregate value of the Sub-Accounts on any Valuation Day.

CONTRACT YEAR: A period of 12 months commencing with the Contract Issue Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner(s) or Annuitant before Annuity payments have commenced and, under Annuity payment options Payment for a Period Certain and Life Annuity with a Cash Refund, after annuity payments have commenced.

DUE PROOF OF DEATH: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Hartford.

FIXED ANNUITY: An Annuity with payments which remain fixed as to dollar amount throughout the payment period.

FUNDS: Currently, the Morgan Stanley Dean Witter Select Dimensions Investment Series, the Morgan Stanley Universal

                              3   - PROSPECTUS

Funds, Inc. and the Van Kampen American Capital Life Investment Trust.

GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.

HARTFORD: Hartford Life and Annuity Insurance Company.

INCOME PAYMENT DATE: The date each month, quarter, semi-annual period, or year as of which Hartford computes the Annuity payments.

JOINT ANNUITANT: Upon annuitization, a person, other than the Annuitant, on whose continuation of life Annuity payments may be made. The contract will have a Joint Annuitant only if the Annuity payment option selected provides for a survivor. The Joint Annuitant may not be changed.

MAXIMUM ANNIVERSARY VALUE: Value used in determining the Death Benefit prior to the Annuity Commencement Date. It is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial surrenders, as described on page 17 of this Prospectus.

NET ASSET VALUE: The value per share of any Portfolio on any Valuation Day. The method of computing the Net Asset Value is described in the prospectus for each Fund.

NET INVESTMENT FACTOR: The Net Investment Factor for each of the Sub-Accounts, equal to the Net Asset Value of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the Net Asset Value of the corresponding Fund at the beginning of the Valuation Period.

NON-QUALIFIED CONTRACT: A Contract which is not classified as a tax-qualified retirement plan funded with pre-tax dollars under the Code.

PAYEE: The person or party designated by the Contract Owner to receive Annuity payments.

PLAN: A voluntary plan of an employer which qualifies for special tax treatment under a section of the Code.

PORTFOLIOS: Currently, the portfolios of Morgan Stanley Dean Witter Select Dimensions Investment Series, the Morgan Stanley Universal Funds, Inc. and Van Kampen American Capital Life Investment Trust described on page 9 of this Prospectus.

PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Contract.

PREMIUM TAX: The amount of tax, if any, charged by a federal, state or other governmental entity on Premium Payments or Contract Value.

QUALIFIED CONTRACT: A Contract which qualifies as a tax-qualified retirement plan using pre-tax dollars under the Code, such as an employer-sponsored 401(k) or an Individual Retirement Annuity (IRA).

SEPARATE ACCOUNT: An account that Hartford established to separate the assets funding the variable benefits for the class of contracts to which the Contract belongs from the other assets of Hartford. The Hartford separate account is entitled "Hartford Life and Annuity Insurance Company -- Separate Account Three."

SUB-ACCOUNT: A subdivision established within the Separate Account used to allocate the Contract Owner's Contract Value to the corresponding Fund.

SUB-ACCOUNT VALUE: On or before the Annuity Calculation Date, the amount is determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for that Sub-Account.

SURRENDER VALUE: Prior to the Annuity Commencement Date, the Surrender Value is the Contract Value, less any applicable Premium Taxes, and/or the Annual Maintenance Fee. After the Annuity Commencement Date, the Surrender Value under the Payment for a Period Certain Annuity payment option is equal to the Commuted Value.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

                              4   - PROSPECTUS

FEE TABLE
SUMMARY
      --------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

                                                                                                      PRIOR TO          AFTER
                                                                                                    ANNUITIZATION   ANNUITIZATION
---------------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage of premium payments)                                   None            None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                                              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES LOAD (as a percentage of amounts withdrawn)                                              None            None
---------------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee (1)                                                                               $30             $30
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSES -- SEPARATE ACCOUNT (as percentage of average account value)
  Mortality and Expense Risk                                                                            1.50%           1.25%
---------------------------------------------------------------------------------------------------------------------------------
  Administration Fees                                                                                   0.15%           0.15%
---------------------------------------------------------------------------------------------------------------------------------
  Other Account Fees                                                                                       0%              0%
---------------------------------------------------------------------------------------------------------------------------------
  Total                                                                                                 1.65%           1.40%
---------------------------------------------------------------------------------------------------------------------------------

(1) The Annual Maintenance Fee is an annual $30 charge on a Contract having a Contract Value of less than $100,000, as determined on the most recent Contract Anniversary or upon full surrender of the Contract. The charge is deducted proportionally from the investment options in use at the time of the deductions.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

                                                                                                                      TOTAL FUND
                                                                                                       OTHER  OPERATING EXPENSES
                                                                                 MANAGEMENT         EXPENSES      (AFTER ANY FEE
                                                                                       FEES       (AFTER ANY         WAIVERS AND
                                                                                 (AFTER ANY          EXPENSE             EXPENSE
                                                                               FEE WAIVERS)   REIMBURSEMENT)   REIMBURSEMENT)(1)
--------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
--------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                                                           0.500%          0.050%              0.550%
--------------------------------------------------------------------------------------------------------------------------------
North American Government Securities Portfolio                                   0.650%          0.610%              1.260%
--------------------------------------------------------------------------------------------------------------------------------
Diversified Income Portfolio                                                     0.400%          0.150%              0.550%
--------------------------------------------------------------------------------------------------------------------------------
Balanced Growth Portfolio                                                        0.620%          0.110%              0.730%
--------------------------------------------------------------------------------------------------------------------------------
Utilities Portfolio                                                              0.650%          0.110%              0.760%
--------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Portfolio                                                        0.625%          0.025%              0.650%
--------------------------------------------------------------------------------------------------------------------------------
Value-Added Market Portfolio                                                     0.500%          0.080%              0.580%
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                                 0.810%          0.160%              0.970%
--------------------------------------------------------------------------------------------------------------------------------
American Value Portfolio                                                         0.625%          0.055%              0.680%
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio (1)                                                     0.750%          0.370%              1.120%
--------------------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio                                                          1.000%          0.130%              1.130%
--------------------------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                                                      0.500%          0.100%              0.600%
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                                       1.250%          0.460%              1.710%
--------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UNIVERSAL FUNDS, INC.:
--------------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio (2)                                                         0.000%          0.800%              0.800%
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio (2)                                                      0.000%          1.050%              1.050%
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio (2)                                              0.090%          1.210%              1.300%
--------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST:
--------------------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio (3)                                                    0.000%          0.650%              0.650%
--------------------------------------------------------------------------------------------------------------------------------
Enterprise Portfolio (3)                                                         0.430%          0.170%              0.600%
--------------------------------------------------------------------------------------------------------------------------------

(1) The investment manager has undertaken to assume all expenses of the Mid-Cap Growth Portfolio and waive the compensation provided for that Portfolio in its management agreement with the Portfolio until such time as the Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first.

(2) With respect to the High Yield, Mid-Cap Value and Emerging Markets Debt Portfolios, the investment advisers have voluntarily agreed to waive their investment advisory fees and to reimburse the Portfolios if such fees would cause their respective "Total Fund Operating Expenses" to exceed those set

                              5   - PROSPECTUS
    forth in the table above. Absent such reductions, it is estimated that "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" for the Portfolios would have been as follows:

                                                                                                             TOTAL FUND
PORTFOLIO                                                              MANAGEMENT FEE   OTHER EXPENSES   OPERATING EXPENSES
High Yield                                                                 0.50%             1.18%               1.68%
Mid-Cap Value                                                              0.75%             1.38%               2.13%
Emerging Markets Debt                                                      0.80%             1.26%               2.06%

(3) With respect to the Strategic Stock Portfolio and the Enterprise Portfolio, the investment adviser, Van Kampen American Capital Asset Management, Inc., has voluntarily agreed to waive its investment advisory fees and to reimburse the Portfolios if such fees would cause their respective "Total Fund Operating Expenses" to exceed those set forth in the table above. Absent such reductions, it is estimated that "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" for the Portfolios would have been as follows:

                                                                                                             TOTAL FUND
PORTFOLIO                                                              MANAGEMENT FEE   OTHER EXPENSES   OPERATING EXPENSES
Strategic Stock                                                            0.50%             2.09%               2.59%
Enterprise                                                                 0.50%             0.17%               0.67%

The purpose of these tables is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and the current management fees, other expenses and total expenses for each Fund. Premium Taxes, ranging from 0% to 4%, may also be applicable. For a more complete description of the various costs and expenses, see "Contract Fees and Charges," page 16 and the prospectus for the Funds which accompanies this Prospectus.

EXAMPLE

                                               IF YOU SURRENDER YOUR CONTRACT   IF YOU ANNUITIZE YOUR CONTRACT
                                               AT THE END OF THE APPLICABLE     AT THE END OF THE APPLICABLE
                                               TIME PERIOD, YOU WOULD PAY THE   TIME PERIOD, YOU WOULD PAY THE
                                               FOLLOWING EXPENSES ON A $1,000   FOLLOWING EXPENSES ON A $1,000
                                               INVESTMENT, ASSUMING A 5%        INVESTMENT, ASSUMING A 5%
                                               ANNUAL RETURN ON ASSETS:         ANNUAL RETURN ON ASSETS:
---------------------------------------------------------------------------------------------------------------

SUB-ACCOUNT                                    1 YR.   3 YRS.  5 YRS.  10 YRS.  1 YR.   3 YRS.  5 YRS.  10 YRS.
---------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           $23     $71    $122     $262     $20     $63    $109     $235
---------------------------------------------------------------------------------------------------------------
North American Government Securities
Portfolio                                         30      93     158      333      27      85     145      308
---------------------------------------------------------------------------------------------------------------
Diversified Income Portfolio                      23      71     122      262      20      63     109      235
---------------------------------------------------------------------------------------------------------------
Balanced Growth Portfolio                         25      77     131      280      22      69     118      254
---------------------------------------------------------------------------------------------------------------
Utilities Portfolio                               25      78     133      283      22      69     119      257
---------------------------------------------------------------------------------------------------------------
Dividend Growth Portfolio                         24      74     127      272      21      66     114      245
---------------------------------------------------------------------------------------------------------------
Value-Added Market Portfolio                      23      72     124      265      20      64     110      238
---------------------------------------------------------------------------------------------------------------
Growth Portfolio                                  27      84     144      304      24      76     130      278
---------------------------------------------------------------------------------------------------------------
American Value Portfolio                          24      75     129      275      21      67     115      248
---------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                          29      89     151      319      26      81     138      294
---------------------------------------------------------------------------------------------------------------
Global Equity Portfolio                           29      89     152      320      26      81     138      295
---------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                       24      73     125      267      21      65     111      240
---------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                        35     107     181      375      32      99     168      351
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                              26      79     135      287      23      71     122      261
---------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                           28      87     148      312      25      78     134      287
---------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio                   31      94     160      337      28      86     147      311
---------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                         24      74     127      272      21      66     114      245
---------------------------------------------------------------------------------------------------------------
Enterprise Portfolio                              24      73     125      267      21      65     111      240
---------------------------------------------------------------------------------------------------------------

Pursuant to requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Annual Maintenance Fee has been reflected in the EXAMPLE by a method intended to show the average impact of the fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the Contract Value is less than $100,000. In the EXAMPLE, the Annual Maintenance Fee is approximated as a % annual asset charge based on the experience of the Contracts.

This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              6   - PROSPECTUS

SUMMARY
      --------------------------------------------------------------------

WHAT IS THE CONTRACT?

The Contract is an individual and group tax-deferred variable annuity contract designed for retirement planning purposes. This Prospectus is designed to provide prospective Contract Owners with information necessary to decide whether or not to purchase a Contract. This summary provides a concise description of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the related Statement of Additional Information, the Contract, and the prospectus for the Funds. For further information, contact Hartford at the Administrative Office of the Company or your registered representative.

WHO MAY PURCHASE A CONTRACT?

The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "Description of the Contracts," page 13.) A prospective Contract Owner may purchase a Contract by completing and submitting an application or an order request along with the initial Premium Payment to Hartford for its approval. Generally, the minimum initial Premium Payment is $20,000. Thereafter, the minimum Premium Payment is $500. Certain plans may be allowed to make smaller periodic payments. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Contract Fees and Charges," page 16.)

Subject to certain minimum allocation requirements that may be in effect from time to time, the initial Premium Payment, less any applicable Premium Taxes, is allocated to each Sub-Account as specified on the application or order request. All percentage allocations must be in whole numbers (e.g., 1%).

IS THERE A RIGHT TO EXAMINE THE CONTRACT?

Contract Owners may cancel the Contract during the cancellation period and receive a refund equal to the Contract Value plus any applicable Premium Taxes. The cancellation period is a ten-day period of time beginning when the Contract is received by a Contract Owner. Some states require a longer cancellation period or return of the Premium Payment. (See "Right to Examine the Contract," page 13.)

WHAT ARE THE INVESTMENT
OPTIONS AVAILABLE UNDER THE
CONTRACT?

The underlying investments for the Contract are shares of the Portfolios of the Morgan Stanley Dean Witter Select Dimensions Investment Series, the Morgan Stanley Universal Funds, Inc. and Van Kampen American Capital Life Investment Trust, open-end management investment companies as follows: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio of the Morgan Stanley Dean Witter Select Dimensions Investment Series, the High Yield Portfolio, the Mid-Cap Value Portfolio and the Emerging Markets Debt Portfolio of the Morgan Stanley Universal Funds, Inc. and the Strategic Stock Portfolio and the Enterprise Portfolio of the Van Kampen American Capital Life Investment Trust and such other Portfolios as shall be offered from time to time. (See "The Portfolios," page 9.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of Sub-Accounts which invest in these investment options, and may transfer among the corresponding Sub-Accounts. (See "Sub-Account Value Transfers Before and After the Annuity Commencement Date," page 14.)

CAN I GET MY MONEY IF I NEED IT?

The Contracts may be surrendered, or portions of the value of the Contracts may be surrendered, at any time prior to the Annuity Commencement Date without charge. (See "Surrenders," page 15). The Contract may also be surrendered after the Annuity Commencement Date under the Payment for a Period Certain Annuity payment option. Surrenders may have adverse federal income tax consequences including the possibility of being subject to a penalty tax. (See "Federal Tax Considerations," page 22.)

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

The Contract provides for a minimum Death Benefit in the event of the death of the Annuitant or Contract Owner before the Annuity Commencement Date and, under some Annuity payment options, after the Annuity Commencement Date. (See Death Before the Annuity Commencement Date" and "Death On or After the Annuity Commencement Date," pages 17 and 18.)

WHAT ARE THE CONTRACT FEES AND CHARGES?

The following fees and charges are assessed under the Contracts:

ANNUAL MAINTENANCE FEE. An Annual Maintenance Fee in the amount of $30 is deducted from Contract Values each Contract Year (not applicable to Contracts with Contract Values of $100,000 or more, as determined on the most recent Contract Anniversary). (See "Contract Fees and Charges," page 16.)

                              7   - PROSPECTUS

ADMINISTRATION CHARGE. The Contract provides an administration of .15% per annum against all Contract Values held in the Separate Account. (See "Administration Charge," page 16.)

MORTALITY AND EXPENSE RISK CHARGE. Prior to annuitization, Hartford applies a 1.50% per annum mortality and expense risk charge against all Contract Values held in the Separate Account. After annuitization, the mortality and expense risk charge will decrease to 1.25% per annum of the Contract Values held in the Separate Account. (See "Contract Fees and Charges," page 16.)

PREMIUM TAX CHARGE. On any Contract subject to a Premium Tax, Hartford may deduct the tax on a pro-rata basis from the Sub-Accounts at the time Hartford pays the tax to the applicable government authorities, at the time the Contract is surrendered, at the time Death Benefits are paid or on the Annuity Commencement Date. (See "Contract Fees and Charges," page 16.)

EXPENSES OF THE PORTFOLIOS. The investment experience of each Sub-Account reflects the investment experience of the Portfolio whose shares it holds. The investment experience of each Portfolio, in turn, reflects its fees and other operating expenses. (See "Annual Fund Operating Expenses," page 5 of this Prospectus and the prospectus for the Funds attached hereto.)

WHAT ARE THE ANNUITY PAYMENT OPTIONS?

The following Annuity payment options are available under the Contract on either a fixed or variable basis: Life Annuity; Life Annuity with a Cash Refund; Life Annuity with Payments For a Period Certain; Joint and Last Survivor Life Annuity; Joint and Last Survivor Life Annuity with Payments for a Period Certain; and Payment for a Period Certain. In the absence of an Annuity payment option election, and depending on state law, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a Fixed Annuity with payments guaranteed for 10 years. (See "Settlement Provisions," page 18.)

In addition, the Annuity Proceeds Settlement Option is offered to a Beneficiary who opt to leave the Death Benefit invested in the Sub-Accounts.

HARTFORD, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
      --------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company on January 1, 1998. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

                                HARTFORD RATINGS

                     EFFECTIVE
      RATING          DATE OF
      AGENCY          RATING      RATING          BASIS OF RATING
-------------------  ---------  -----------  --------------------------
A.M. Best and                           A+   Financial soundness and
Company, Inc.......     9/9/97               operating performance
Standard & Poor's..    1/23/98          AA   Insurer financial strength
Duff & Phelps......    1/23/98         AA+   Claims paying ability

THE SEPARATE ACCOUNT

The Separate Account was established on June 13, 1994, in accordance with authorization by the Board of Directors of Hartford. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity contracts, including the contracts sold under this Prospectus. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the 1940 Act. This registration does not, however, involve supervision by the Commission of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of separate account under federal securities law.

Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. So Contract Values allocated to the Sub-Accounts will not be affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. However, the obligations arising under the Contracts are general obligations of Hartford.

Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the shares of one underlying Portfolio. Premium Payments, less any applicable Premium Taxes, and proceeds of transfers between Portfolios are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which

                              8   - PROSPECTUS
the payments were received or the transfer made. All distributions from the Portfolios are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and the market value of the Portfolios of the underlying Portfolio. During the variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

Hartford does not guarantee the investment results of the Portfolios or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Portfolio has different investment objectives and policies, each is subject to different risks. These risks are more fully described in the accompanying Funds Prospectuses.

Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Portfolio already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission. Current law requires notification to you of any such substitution. Hartford reserves the right to add new Portfolios or close Portfolios.

The Separate Account may be subject to liabilities arising from the Separate Account assets which are attributable to other variable annuity contracts offered by the Separate Account which are not described in this Prospectus.

THE PORTFOLIOS

The underlying investment for the Contracts are shares of the Morgan Stanley Dean Witter Select Dimensions Investment Series, the Morgan Stanley Universal Funds, Inc. and Van Kampen American Capital Life Investment Trust, all open-end management investment companies. The underlying Portfolios corresponding to each Sub-Account and their investment objectives are described below. Hartford reserves the right, subject to compliance with the law, to offer additional portfolios with differing investment objectives. The Portfolios may not be available in all states.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:

MONEY MARKET PORTFOLIO

Seeks high current income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured) and high grade corporate debt obligations maturing in thirteen months or less.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

Seeks to earn a high level of current income while maintaining relatively low volatility of principal, by investing primarily in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments.

DIVERSIFIED INCOME PORTFOLIO

Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed-income securities. Up to one-third of the securities in which the Diversified Income Portfolio may invest will include securities rated Baa/BBB or lower. See the special considerations for investments for high yield securities disclosed in the Funds prospectuses.

BALANCED GROWTH PORTFOLIO

Seeks to provide capital growth with reasonable current income by investing, under normal market conditions, at least 60% of its total assets in a diversified portfolio of common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock, and at least 20% of its total assets in investment grade fixed-income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities.

UTILITIES PORTFOLIO

Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DIVIDEND GROWTH PORTFOLIO

Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

VALUE-ADDED MARKET PORTFOLIO

Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income, by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

GROWTH PORTFOLIO

Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.

                              9   - PROSPECTUS

AMERICAN VALUE PORTFOLIO

Seeks long-term capital growth consistent with an effort to reduce volatility, by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

MID-CAP GROWTH PORTFOLIO

Seeks long-term capital growth by investing primarily in equity securities of mid-cap companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).

GLOBAL EQUITY PORTFOLIO

Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies, governments and international organizations.

DEVELOPING GROWTH PORTFOLIO

Seeks long-term capital growth by investing primarily in common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.

EMERGING MARKETS PORTFOLIO

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries. The Emerging Markets Portfolio may invest up to 35% of its total assets in high risk fixed-income securities that are rated below investment grade or are unrated (commonly referred to as "junk bonds"). See the special considerations for investments in high yield securities disclosed in the Fund prospectus.

MORGAN STANLEY UNIVERSAL FUNDS, INC.:

HIGH YIELD PORTFOLIO

Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. See the special considerations for investments in high yield securities disclosed in the Fund prospectus.

MID-CAP VALUE PORTFOLIO

Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index.

EMERGING MARKETS DEBT PORTFOLIO

Seeks high total return by investing primarily in fixed income securities of government and government related issues located in emerging market countries which securities provide a high level of current income while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to the improving economic, financial, political, social or other conditions in the country in which the issuer is located.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST:

STRATEGIC STOCK PORTFOLIO

Seeks to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or in the Morgan Stanley Capital International USA Index.

ENTERPRISE PORTFOLIO

Seeks capital appreciation through investments in securities believed by the investment adviser to have above average potential for capital appreciation.

The Portfolios are available only to serve as the underlying investment for variable annuity and variable life contracts. A full description of the Portfolios, including their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation, is contained in the accompanying Funds prospectuses which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered without charge from the Funds.

It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policyowners, the Funds' Boards of Trustees would monitor events in order to identify any material conflicts between such Contract Owners and policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees of a Fund were to conclude that separate Portfolios should be established for variable life and

                             10   - PROSPECTUS
variable annuity separate accounts, the variable annuity Contract holders would not bear any expenses attendant upon establishment of such separate funds.

THE INVESTMENT ADVISERS

Morgan Stanley Dean Witter Advisors Inc., a Delaware Corporation, whose address is Two World Trade Center, New York, New York 10048, is the Investment Manager for the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio of the Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Dean Witter Portfolios"). Morgan Stanley Dean Witter Advisors Inc. was incorporated in July, 1992 and is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

Morgan Stanley Dean Witter Advisors Inc. provides administrative services, manages the Dean Witter Portfolios' business affairs and manages the investment of the Dean Witter Portfolios' assets, including the placing of orders for the purchase and sales of portfolio securities. Morgan Stanley Dean Witter Advisors Inc. has retained Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, to perform the aforementioned administrative services for the Dean Witter Portfolios. For its services, the Dean Witter Portfolios pay Morgan Stanley Dean Witter Advisors Inc. a monthly fee. See the accompanying Fund prospectus for a more complete description of Morgan Stanley Dean Witter Advisors Inc. and the respective fees of the Dean Witter Portfolios.

With regard to the North American Government Securities Portfolio and the Emerging Markets Portfolio, TCW Funds Management ("TCW"), under a sub-advisory agreement with Morgan Stanley Dean Witter Advisors Inc., provides these Portfolios with investment advice and portfolio management, in each case subject to the overall supervision of the Morgan Stanley Dean Witter Advisors Inc. TCW's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

With regard to the Growth Portfolio, Morgan Stanley Asset Management Inc. ("MSAM"), under a sub-advisory agreement with Morgan Stanley Dean Witter Advisors Inc., provides the Growth Portfolio with investment advice and portfolio management, subject to the overall supervision of Morgan Stanley Dean Witter Advisors Inc. MSAM, like Morgan Stanley Dean Witter Advisors Inc., is a wholly-owned subsidiary of MSDW. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

In addition to acting as the sub-advisor for the Growth Portfolio, MSAM, pursuant to an Investment Advisory Agreement with the Morgan Stanley Universal Funds, Inc., is the investment advisor for the Emerging Markets Debt Portfolio. As the investment advisor, MSAM, provides investment advice and portfolio management services for the Emerging Markets Debt Portfolio, subject to the supervision of the Morgan Stanley Universal Fund's Board of Directors.

The investment advisor for the High Yield Portfolio and the Mid-Cap Value Portfolio is Miller, Anderson & Sherrerd, LLP ("MAS"). MAS is a Pennsylvania limited liability partnership founded in 1969 with its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as an investment advisor to several open-end investment companies. MAS is a indirect wholly owned subsidiary of MSDW.

The investment advisor with respect to the Strategic Stock Portfolio and the Enterprise Portfolio is Van Kampen American Capital Asset Management, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is an indirect wholly-owned subsidiary of MSDW. Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital Inc.'s more than 50 open-end and 38 closed end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.

VOTING RIGHTS. Hartford is the legal owner of all shares of the Funds held in the Separate Account. As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:

1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

2. Vote all Fund shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

If any federal securities laws or regulations, or their present interpretation, change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.

Hartford will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.

In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as described below, to vote any Fund shares held by it under the Contract which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund

                             11   - PROSPECTUS
shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract, the number of votes will decrease as the assets held to fund Annuity benefits decrease.

The Funds are available only to serve as the underlying investment vehicles for variable annuity and variable life insurance contracts, including the Contracts described in this Prospectus, issued by Hartford. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policy owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any expense related to the establishment of such separate funds.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF INVESTMENTS. Hartford retains the right, subject to any applicable law, to make certain changes to the investment options offered under the Contract. Hartford reserves the right to eliminate the shares of any of the Funds and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account, if the shares of the Funds are no longer available for investment, or, if in Hartford's judgment, investment in any Fund would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Fund will not be made until Commission approval has been obtained and the Contract Owner has been notified of the change.

New Funds may be established at the discretion of Hartford. Any new Fund will be made available to existing Contract Owners on a basis to be determined by Hartford. Hartford may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts.

In the event of any substitution or change, Hartford may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interest of persons having voting rights in the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

PERFORMANCE RELATED INFORMATION
      --------------------------------------------------------------------

The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

All of the Sub-Accounts may include total return in advertisements or other sales material.

When a Sub-Account advertises its standardized total return, it will be calculated to a date not earlier than the effective date of the Separate Account. This figure will be calculated for one year, five years, and ten years or some other relevant period if the Separate Account has not been in existence for one, five or ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise non-standardized total returns. This figure will usually be calculated for one year, five years, and ten years or some other relevant period, if the Separate Account has not been in existence for one, five or ten years. This non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, this non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The Separate Account may also advertise non-standard total returns which pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

The North American Government Securities Portfolio, Balanced Growth Portfolio, High Yield Portfolio and Diversified Income Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner:
The net investment income per unit earned during a recent one month period

                             12   - PROSPECTUS
is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

The Money Market Portfolio Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

DESCRIPTION OF THE CONTRACTS
      --------------------------------------------------------------------

CONTRACTS OFFERED

The Contracts are individual or group tax-deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Internal Revenue Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts").

PURCHASING A CONTRACT

A prospective Contract Owner may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment to the Administrative Office of the Company. The maximum age for Annuitants on the Contract Issue Date is 85. Generally, the minimum Premium Payment is $20,000. Thereafter, the minimum Premium Payment is $500. Certain plans may be allowed to make smaller periodic payments. Unless Hartford gives its prior approval, it will not accept a Premium Payment in excess of $1,000,000. Each Premium Payment may be split among the various Sub-Accounts subject to minimum amounts then in effect. Hartford will send Contract Owners a confirmation notice upon receipt and acceptance of the Contract Owner's Premium Payment.

RIGHT TO EXAMINE THE CONTRACT

If you are not satisfied with your purchase, you may cancel the Contract by returning it within 10 days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value plus any applicable Premium Tax on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. Hartford will refund the premium paid only for Individual Retirement Annuities (if returned within seven days of receipt) and in those states where required by law.

CREDITING AND ALLOCATING THE PREMIUM PAYMENT

The initial Premium Payment, less any applicable Premium Tax, will be credited to your Contract within 2 business days of receipt of the initial Premium Payment and a properly completed application or an order to purchase a Contract by Hartford at the Administrative Office of the Company. It will be credited to the Sub-Account(s) in accordance with your election. If the application, order request, or other required information is incomplete when received, Hartford reserves the right to retain the Premium Payment for up to five business days while it attempts to complete the information. If the information cannot be made complete within 5 business days, the applicant will be informed of the reasons for the delay and the Premium Payment will be returned unless the applicant specifically consents to Hartford retaining the Premium Payment until the information is made complete. The Premium Payment will then be allocated within two business days after receipt of the complete information.

Subsequent Premium Payments received by Hartford in the Administrative Office of the Company, or other designated administrative offices are priced on the Valuation Day prior to the close of the New York Stock Exchange (generally 4:00 p.m. E.T.). Unless otherwise specified, Hartford will allocate any subsequent Premium Payment to Sub-Accounts in accordance with the most recent premium allocation instructions received by Hartford.

                             13   - PROSPECTUS

CONTRACT VALUE -- BEFORE THE ANNUITY COMMENCEMENT DATE

SUB-ACCOUNT VALUE. The Contract Value is the sum of all Sub-Account Values and therefore reflects the investment performance of the Sub-Accounts to which it is allocated. The Sub-Account Value for any Sub-Account as of the Contract Issue Date is equal to the amount of the Premium Payment allocated to that Sub-Account. The Sub-Account Value for a Contract is determined on any given day by the multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for that Sub-Account. Therefore, on any Valuation Day the Contract Owner's Sub-Account Value reflects any variation of the interest income, dividends, net capital gains or losses, realized or unrealized, and any amounts transferred into or out of that Sub-Account.

ACCUMULATION UNITS. The portions of the Premium Payments allocated to a Sub-Account or amounts of Contract Value transferred to a Sub-Account are converted into Accumulation Units. For any Contract, the number of Accumulation Units credited to a Sub-Account is determined by dividing the dollar amount directed to the Sub-Account by the value of the Accumulation Unit for that Sub-Account for the Valuation Day as of which the portion of the Premium Payment or transferred Contract Value is invested in the Sub-Account. Transferred Contract Value is invested in a Sub-Account as of the end of the Valuation Period during which the transfer request was received. Therefore, a Premium Payment or portion of a Premium Payment allocated to or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract.

Surrenders, transfers out of a Sub-Account, the death of any Contract Owner or the Annuitant before the Annuity Commencement Date, and the application of Contract Value less Premium Tax to an Annuity payment option on the Annuity Calculation Date all result in a decrease in the number of Accumulation Units of one or more Sub-Accounts. Accumulation Units are valued as of the end of the Valuation Period.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $1 when the Sub-Account began operations. Thereafter, the Accumulation Unit value for each Sub-Account will equal (a) the Accumulation Unit value at the end of the preceding Valuation Day multiplied by (b) the Net Investment Factor for the Valuation Day for which the Accumulation Unit value is being calculated. (See "Net Investment Factor," below.)

The Sub-Account Value as of each Valuation Day is then determined by multiplying: (a) the number of Accumulation Units in the Sub-Account by (b) the Accumulation Unit value for that Sub-Account as of that Valuation Day.

You will be advised, at least semiannually, of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, and the total value of your Contract.

THE NET INVESTMENT FACTOR (BEFORE AND AFTER THE ANNUITY COMMENCEMENT DATE) The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the Net Investment Factor reflects the investment performance of the Fund in which that Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. The Net Investment Factor is calculated by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the Net Asset Value of the Fund held in that Sub-Account, determined at the end of the current Valuation Period (plus the per share amount of any dividends or capital gains distributions made by that Fund);

(b) is the Net Asset Value of the Fund held in the Sub-Account, determined at the beginning of the Valuation Period;

(c) is a daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period.

SUB-ACCOUNT VALUE TRANSFERS BEFORE AND AFTER THE ANNUITY COMMENCEMENT DATE

You may transfer the your Sub-Account Values from one or more Sub-Accounts to another Sub-Account free of charge. However, Hartford reserves the right to limit the number of transfers to 12 per Contract Year, with no 2 transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling Hartford at (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states.

The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

Hartford may permit the Contract Owner to preauthorize transfers among Sub-Accounts and between Sub-Accounts under certain circumstances. Transfers between the Sub-Accounts may be made both before and after the Annuity Commencement Date. Generally, the minimum allocation to any Sub-Account may not be less than $500. All percentage (%) allocations must be in whole numbers (e.g., 1%). No minimum balance is presently required in any Sub-Account.

It is the responsibility of the Contract Owner to verify the accuracy of all confirmations of transfers and to promptly advise

                             14   - PROSPECTUS

Hartford of any inaccuracies within 30 days of receipt of the confirmation.

Subject to the exceptions set forth in the following paragraph, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.

Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.

SURRENDERS

FULL SURRENDERS PRIOR TO THE ANNUITY COMMENCEMENT DATE. At any time prior to the Annuity Commencement Date, the Contract Owner has the right to fully surrender the Contract. In such event, the Surrender Value of the Contract may be taken in the form of a lump sum cash settlement. With the exception of Annuity payment options 6, no surrenders are permitted after the Annuity Commencement Date.

The Surrender Value of the Contract is equal to the Contract Value less any Premium Taxes, and the Annual Maintenance Fee, if applicable. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS PRIOR TO THE ANNUITY COMMENCEMENT DATE. The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to Hartford's minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500, Hartford may terminate the Contract and pay the Surrender Value. For Contracts issued in Texas, the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous 2 Contract Years.

When requesting a partial surrender, you should specify the Sub-Account(s) from which the partial surrender will be taken. Otherwise, the surrender will be effected on a pro rata basis according to the value in each Sub-Account.

Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect.

SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE. A Contract Owner may fully surrender the Contract on or after the Annuity Commencement Date if the Payment For a Period Certain Annuity payment option is in effect. Under the Payments For a Period Certain option, Hartford pays the Contract Owner the Commuted Value upon surrender. This surrender charge is computed as of the date Hartford receives the written request for surrender at the Administrative Office of the Company. No partial surrenders are permitted after the Annuity Commencement Date.

A Contract Owner may request in writing a partial and full surrender of the Contract. Partial surrenders may be requested by telephone provided certain requirements are met. (See "Telephone Surrender Privileges," below.)

CONTRACT OWNERS SHOULD CONSULT THEIR TAX ADVISER REGARDING THE TAX CONSEQUENCES OF A SURRENDER. A surrender made before age 59 1/2 may result in adverse tax consequences, including the imposition of a penalty tax of 10% of the taxable portion of the Surrender Value. (See "Federal Tax Considerations," page 22.)

TELEPHONE SURRENDER PRIVILEGES. Hartford permits partial surrenders by telephone subject to dollar amount limitations in effect at the time a Contract Owner requests the surrender. To request partial surrenders by telephone, a Contract Owner must have completed and returned to Hartford a Telephone Redemption Program Enrollment Form authorizing telephone surrenders. If there are joint Contract Owners, both must authorize Hartford to accept telephone instructions and agree that Hartford may accept telephone instructions for partial surrenders from either Contract Owner. Partial surrender requests will not be honored until Hartford receives all required documents in proper form.

Telephone authorization will remain valid until (a) Hartford receives written notice of revocation by a Contract Owner, or, in the case of joint Contract Owners, written notice from either Contract Owner; (b) Hartford discontinues the privilege; or (c) Hartford has reason to believe that a Contract Owner has entered into a market timing agreement with an investment adviser and/or broker/dealer.

Hartford may record any telephone calls to verify data concerning transactions and may adopt other procedures to confirm that telephone instructions are genuine. Hartford will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

In order to obtain that day's unit values on surrender, Hartford must receive telephone surrender instructions prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

                             15   - PROSPECTUS

Hartford may modify, suspend, or terminate telephone transaction privileges at any time.

PAYMENT OF SURRENDER AMOUNTS. Payment of any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the request is received by Hartford at the Administrative Office of the Company.

There may be postponement in the payment of Surrender Amounts whenever (a) the New York Stock Exchange is closed; (b) trading on the New York Stock Exchange is restricted as determined by the Commission; (c) the Commission permits postponement and so orders; or (d) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED FOR HARDSHIPS PRIOR TO AGE 59 1/2).

DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES.

ANY FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS OR HER TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS," PAGE 22.)

CONTRACT FEES AND CHARGES

ANNUAL MAINTENANCE FEE. Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract and the Sub-Account(s) thereunder. The Annual Maintenance Fee is $30 per Contract Year for Contracts with less than $100,000 Contract Value on the Contract Anniversary. If, during a Contract Year, the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee, if applicable, at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The deduction will be made pro rata according to the value in each Sub-Account under a Contract.

The types of expenses covered by the Annual Maintenance Fee include, but are not limited to, expenses of issuing the Contract and expenses for confirmations, Contract quarterly statements, processing of transfers and surrenders, responding to Contract Owner inquiries, reconciling and depositing cash receipts, calculation and monitoring daily Sub-Account unit values, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.

Annual Maintenance Fees are waived for Contracts with Contract Value equal to or greater than $100,000. Hartford reserves the right to waive the Annual Maintenance Fee under certain conditions.

ADMINISTRATION CHARGE. For administration, Hartford makes a daily charge at the rate of .15% per annum against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. The types of expenses incurred by the Separate Account include, but are not limited to, expenses of issuing the Contract and expenses for confirmations, Contract quarterly statements, processing of transfers and surrenders, responding to Contract Owner inquiries, reconciling and depositing cash receipts, calculation and monitoring daily Sub-Account unit values, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.

MORTALITY AND EXPENSE RISK CHARGE. Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

                             16   - PROSPECTUS

Prior to the Annuity Commencement Date, Hartford will, for assuming these risks under the Contracts, make a daily charge at the rate of 1.50% per annum against all Contract Values (estimated at 0.95% for mortality and 0.55% for expense). After the Annuity Commencement Date, Hartford will make a daily charge of 1.25% per annum (estimated at .90% for mortality and .35% for expense) against all Sub-Account Values.

The mortality undertaking provided by Hartford under the Contracts, assuming the selection of one of the forms of life Annuities, is to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum Death Benefit under the Contract.

The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. Hartford will bear the loss in such a situation. Also, in the event of the death of an Annuitant or Contract Owner before the Annuity Commencement Date, whichever is earlier, Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the guaranteed Death Benefit.

In providing an expense undertaking, Hartford assumes the risk that the Annual Maintenance Fee and Administrative Charge for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

PREMIUM TAXES. A deduction is also made for Premium Tax, if applicable, imposed by a federal, state or other governmental entity. Certain states impose a Premium Tax, currently ranging up to 4%. Some states assess the tax at the time Premium Payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable government authorities, at the time the Contract is surrendered, at the time the Death Benefit is paid, or on the Annuity Commencement Date.

EXCEPTIONS. Hartford may offer, in its discretion, reduced fees and charges including, but not limited to, the mortality and expense risk charge and the Annual Maintenance Fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

DEATH BEFORE THE ANNUITY COMMENCEMENT DATE

If the Contract Owner or the Annuitant dies before the Annuity Commencement Date, Hartford will pay a Death Benefit.

If the deceased had not attained age 81, the Death Benefit is the greatest of:

(a) the Contract Value, or

(b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or

(c) the Maximum Anniversary Value immediately preceding the date of death.

The Maximum Anniversary Value is equal to the greatest Contract Anniversary value attained from the following: Hartford will calculate a Contract Anniversary value for each Contract Anniversary prior to the deceased's attained age 81. The Contract Anniversary value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

If the deceased had attained age 81, then the Death Benefit is the greatest of:

(a) the Contract Value, or

(b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or

(c) the Maximum Anniversary Value at the deceased's attained age 80, reduced by any prior surrenders and increased by premiums paid.

If the Contract Owner or Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to the Beneficiary, the Death Benefit will be calculated as of the date Hartford receives written notification of Due Proof of Death. Any Annuity payments made or after the date of death, but before receipt of written notification of Due Proof of Death will be recovered by Hartford from the Payee.

The calculated Death Benefit will remain invested in accordance with the last allocation instructions given by the Contract Owner until new complete settlement instructions are received from the beneficiary(s). During the time period between Hartford's receipt of written notification of Due Proof of Death and Hartford's receipt of complete settlement instructions, the calculated Death Benefit will be subject to market fluctuations.

IF THE CONTRACT OWNER DIES before the Annuity Commencement Date, any surviving joint Contract Owner becomes the Beneficiary. If there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary. If the Contract Owner's spouse is the sole Beneficiary and the Annuitant is living, the spouse may elect, in lieu of receiving the Contract Value, to be treated as the Contract Owner. If no Beneficiary

                             17   - PROSPECTUS
designation is in effect or if the Beneficiary has predeceased the Contract Owner, the Contract Owner's estate will be the Beneficiary.

IF THE ANNUITANT DIES before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If either (a) there is no Contingent Annuitant, (b) the Contingent Annuitant predeceases the Annuitant, or (c) if any sole Contract Owner dies before the Annuity Commencement Date, the Beneficiary, as determined under the Contract control provisions, will receive the Death Benefit. However, if the Annuitant dies prior to the Annuity Commencement Date and the Contract Owner is living, the Contract Owner shall be the Beneficiary. In that case, the rights of any designated Beneficiary shall be void.

DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE

If the Annuitant dies on or after the Annuity Commencement Date, Hartford will pay the Death Benefit under the following Annuity payment options: Life Annuity with Cash Refund and Life Annuity with Payment for a Period Certain.

PAYMENT FOR A PERIOD CERTAIN. The Death Benefit on or after the Annuity Commencement Date, under the Payment for a Period Certain Annuity payment option is as follows:

IF THE ANNUITANT DIES on or after the Annuity Commencement Date, the Beneficiary will have the option of having payments continue to the Beneficiary for the remainder of the period or taking the Death Benefit in one sum. If the Beneficiary opts to take the Death Benefit in one sum, the Death Benefit will equal the Commuted Value.

IF A CONTRACT OWNER WHO IS NOT THE ANNUITANT DIES on or after the Annuity Commencement Date, any surviving joint Contract Owner becomes the sole Contract Owner. If there is no surviving Contract Owner, the Payee becomes the new Contract Owner. If any Contract Owner dies, the remaining Annuity payments will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

LIFE ANNUITY WITH CASH REFUND. The Death Benefit on or after the Annuity Commencement Date, under the Life Annuity with Cash Refund Annuity payment option equals the Contract Value less Premium Tax used to purchase Annuity Units on the Annuity Calculation Date minus the sum of all Annuity payments made.

DISTRIBUTION REQUIREMENTS: PRIOR TO THE ANNUITY COMMENCEMENT DATE

The Death Benefit will be distributed based on the Contract Owner's or Annuitant's date of death and the Beneficiary's election:

(a) in a single lump sum, within 5 years from the death

(b) under an Annuity payment option provided that:

    (1) Annuity payments begin within one year of the date of death, and

    (2) Annuity payments are made in substantially equal installments over the life of the Beneficiary, or

    (3) Annuity payments are made in substantially equal installments over a period not greater than the life expectancy of the Beneficiary;

(c) if the sole Beneficiary is the spouse of the deceased Contract Owner, he or she may by written notice within one year of the Contract Owner's death, elect to continue the Contract as the new Contract Owner. If the spouse so elects, all of his or her rights as Beneficiary cease and if the deceased Contract Owner was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant (For qualified plans, see "Appendix I," page 27); or

(d) if the Contract Owner is not an individual, then the "primary Annuitant" shall be treated as the Contract Owner under (a) and (b) above. For this purpose, the "primary Annuitant" means the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

The Death Benefit will only be paid after Hartford has received Due Proof of Death.

There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, including for holidays and weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

SETTLEMENT PROVISIONS
      --------------------------------------------------------------------

You select an Annuity Commencement Date and an Annuity payment option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the end of Annuitant's age 90 or the end of Contract Year 10, whichever is later. (If the Contract is sold as part of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the end of the Annuitant's age 100.) The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin.

The Contract contains the 6 Annuity payment options described below and Option 7, the Annuity Proceeds Settlement Option.

                             18   - PROSPECTUS

Annuity payment options 3, 5, 6 and the Annuity Proceeds Settlement Option are each available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, Fixed Annuity payments will automatically begin on the Annuity Commencement Date under Annuity payment option 3 with Annuity payments guaranteed for 10 years. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, Fixed Annuity payments will begin automatically on the Annuity Commencement Date, under option 1 to provide a life Annuity.

With the exception of Annuity payment option 6, no surrenders are permitted after Annuity payments commence.

ANNUITY PAYMENT OPTIONS

OPTION 1: LIFE ANNUITY.

Hartford makes Annuity payments for as long as the Annuitant lives. Under this option, a Payee would receive only one Annuity payment if the Annuitant dies after the first such payment, two Annuity payments if the Annuitant dies after the second payment, etc.

OPTION 2: LIFE ANNUITY WITH A CASH REFUND.

Hartford makes Variable Annuity payments as long as the Annuitant lives. If the Annuitant dies and the sum of all Annuity payments made are less than the Contract Value less Premium Tax on the Annuity Calculation Date, the Beneficiary is entitled to a Death Benefit. The Death Benefit equals the Contract Value less Premium Tax on the Annuity Calculation Date minus the sum of all Annuity payments made. This option is only available when for Variable Annuity payment using the 5% A.I.R.

OPTION 3: LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN.

Hartford makes Annuity payments for as long as the Annuitant lives. At the time this option is selected, the Contract Owner must select a specific number of years (a minimum of 5 years and maximum of 100 minus the Annuitant's age). If the Annuitant dies before the specified number of years has passed, the Beneficiary will have the option of either having the payments continue to the Beneficiary for the remainder of the period or receiving the present value of the remaining payments in one sum. Some restrictions apply to Qualified Contracts with regards to the specified number of years for which payments are guaranteed. (See first paragraph under "Settlement Provisions," page 18.)

OPTION 4: JOINT AND LAST SURVIVOR LIFE ANNUITY.

Hartford makes Annuity payments while the Annuitant and Joint Annuitant are living. After the death of either Annuitant, payments continue for as long as the other Annuitant lives. Under this option, a Payee would receive only one Annuity payment if the Annuitant and Joint Annuitant die after the first such payment, etc. At the time of purchase the Contract Owner must elect to have Annuity payments after the death of the first Annuitant made in amounts equal to 100%, 66.67% or 50% of the amount that would otherwise be paid.

OPTION 5: JOINT AND LAST SURVIVOR LIFE ANNUITY WITH
PAYMENTS FOR A PERIOD CERTAIN.

Hartford makes Annuity payments to the Payee while the Annuitant and Joint Annuitant are living. After the death of either Annuitant, Annuity payments continue to the Payee for as long as the Joint Annuitant lives. At the time of purchase, the Contract Owner must elect to have Annuity payments after the death of the first Annuitant made in amounts equal to 100%, 66.67% or 50% of the amount that would otherwise be paid. At the time this Option is selected, the Contract Owner must select a specific number of years (a minimum of five years and maximum of 100 minus the younger Annuitant's age). If the Annuitant and Joint Annuitant die before the specified number of years has passed, the Beneficiary will have the option of either having the payments continue to the Beneficiary for the remainder of the period or receiving the present value of the remaining payments in one sum. Some restrictions apply to Qualified Contracts with regards to the specified number of years for which payments are guaranteed. (See first paragraph under "Settlement Options," page 18.)

OPTION 6: PAYMENTS FOR A PERIOD CERTAIN.

Hartford makes Annuity payments for the number of years (a minimum of 5 years and maximum of 100 minus the Annuitants age) selected by the Contract Owner. If the Annuitant dies before the specified number of years have passed, Annuity payments to the Beneficiary will continue until the specified number of years have elapsed. After the death of the Annuitant, the Beneficiary will have the option of either having the payments continue to the Beneficiary for the remainder of the period or receiving the present value of the remaining payments in one sum. Some restrictions apply to Qualified Contracts with regards to the specified number of years for which payments are guaranteed. (See first paragraph under "Settlement Provisions," page 18.)

ANNUITY PROCEEDS SETTLEMENT OPTION

OPTION 7: ANNUITY PROCEEDS SETTLEMENT OPTION.

Proceeds from the Death Benefit may be left with Hartford for a period not to exceed 5 years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial surrenders may be made at any

                             19   - PROSPECTUS
time. In the event of surrenders, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any surrenders. This option may not be available under certain Contracts issued in connection with Qualified Plans.

Hartford may offer other Annuity payment options from time to time.

VARIABLE AND FIXED ANNUITY PAYMENTS. When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.

The minimum Annuity payment is $50. No election may be made which results in a first payment of less than $50. If at any time Annuity payments are or become less than $50, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.

When Annuity payments are to commence, the value of the Contract is determined as the sum of the product of the value of the Accumulation Unit of each Sub-Account on that same day, and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

All Annuity payments under any option will occur the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by the Contract Owner. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be changed after payout has begun.

ANNUITY CALCULATION DATE AND
ANNUITY COMMENCEMENT DATE

The Contract Owner selects the Annuity Commencement Date in the application or order request. The Annuity Calculation Date will be no more than five Valuation Days before the Annuity Commencement Date. The Contract Value less any applicable Premium Tax is applied to purchase Annuity Units of the Sub-Accounts selected by the Contract Owner as of the Annuity Calculation Date. The first Annuity payment is computed using the value of such Annuity Units as of the Annuity Calculation Date.

INCOME PAYMENT DATES

All Annuity payments after the first Annuity payment are computed and payable as of the Income Payment Dates. These dates are the same day of the month as the Annuity Commencement Date based on the Annuity payment frequency selected by the Contract Owner and shown on the specification page of the Contract. Available Annuity payment frequencies includes monthly, quarterly, semi-annual and annual. The Annuity payment frequency may not be changed once selected by the Contract Owner.

In the event that the Contract Owner does not select a payment frequency, Annuity payments will be made monthly.

VARIABLE ANNUITY PAYMENTS

THE FIRST VARIABLE ANNUITY PAYMENT. Variable Annuity payments are periodic payments from Hartford to the designated Payee, the amount of which varies from one Income Payment Date to the next as a function of the net investment performance of the Sub-Accounts selected by the Contract Owner to support such Annuity payments. The dollar amount of the first Variable Annuity payment depends on the Annuity payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of Contract Value applied to purchase the Annuity payments, and the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table using projection scale G projected to the year 2000 and an AIR of not less than 3.0%.

The dollar amount of the first Variable Annuity payment attributable to each Sub-Account is determined by dividing the dollar amount of the Contract Value less applicable Premium Tax applied to that Sub-Account on the Annuity Calculation Date by $1,000 and multiplying the result by the payment factor in the Contract for the selected Annuity payment option. The dollar value of the first Variable Annuity payment is the sum of the first Variable Annuity payments attributable to each Sub-Account.

ANNUITY UNITS. The number of Annuity Units attributable to a Sub-Account is derived by dividing the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value for that Sub-Account for the Valuation Period ending on the Annuity Calculation Date or during which the Annuity Calculation Date falls if the Valuation Period does not end on such date. The number of Annuity Units attributable to each Sub-Account under a Contract remains fixed unless there is a transfer of Annuity Units between Sub-Accounts.

SUBSEQUENT VARIABLE ANNUITY PAYMENTS. The dollar amount of each subsequent Variable Annuity payment attributable to each Sub-Account is calculated on the Income Payment Date. It is determined by multiplying (a) by (b) and adding (c), where:

(a) is the number of Annuity Units of each Sub-Account credited under the Contract;

(b) is the Annuity Unit value (described below) for that Sub-Account; and

(c) is the results of each Sub-Account calculation.

                             20   - PROSPECTUS

The total subsequent Variable Annuity payments equal the sum of the amounts attributable to each Sub-Account.

Notwithstanding the foregoing, when an Income Payment Date would fall on a day that is not a Valuation Day, the Income Payment is computed as of the next Valuation Day. If the date of the month elected does not occur in a given month, i.e., the 29th, 30th, or 31st of a month, the payments will be computed as of the last Valuation Day of the month.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to
(a) multiplied by (b) multiplied by (c) where:

(a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b) is the Annuity Unit value for the preceding Valuation Period; and

(c) is the Annuity Unit Factor

The Annuity Unit Factor neutralizes the AIR percentage (3%, 5%, or 6%). The daily Annuity Unit Factor corresponding to the AIR percentages of 3%, 5%, and 6% are 0.999919, 0.999866, and 0.999840, respectively.

THE ASSUMED INVESTMENT RETURN (AIR). The Annuity Unit value will increase or decrease from one Income Payment Date to the next in direct proportion to the net investment return of the Sub-Account or Sub-Accounts supporting the Variable Annuity payments, less an adjustment to neutralize the selected AIR. Dividing what would otherwise be the Annuity Unit value by the AIR factor is necessary in order to adjust the change in the Annuity Unit value (resulting from the Net Investment Factor) so that the Annuity Unit value only changes to the extent that the Net Investment Factor represents a rate of return greater than or less than the AIR selected by the Contract Owner. Without this adjustment, the Net Investment Factor would decrease the Annuity Unit value to the extent that such value represented an annualized rate of return of less than 0.0% and increase the Annuity Unit value to the extent that such value represented an annualized rate of return of greater than 0.0%.

Subject to state approval, the Contract permits Contract Owners to select one of three AIRs: 3%, 5% or 6%. A higher AIR will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (minus any deductions and expenses) exceeds the AIR, and a more rapid drop in subsequent payments when actual investment performance (minus any deductions and expenses) is less than the AIR. The following examples may help clarify the impact of selecting one AIR over another:

1. If a Contract Owner selects a 3% AIR and if the net investment return of the Sub-Account for an Annuity payment period is equal to the pro-rated portion of the 3% AIR, the Variable Annuity payment attributable to that Sub-Account for that period will equal the Annuity payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 3% for a payment period, the Annuity payment for that period will be greater than the Annuity payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3%, the Annuity payment for that period will be less than the Annuity payment for the prior period.

2. If a Contract Owner selects a 5% AIR and if the net investment return of the Sub-Account for an Annuity payment period is equal to the pro-rated portion of the 5% AIR, the Variable Annuity payment attributable to that Sub-Account for that period will equal the Annuity payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 5% for a payment period, the Annuity payment for that period will be greater than the Annuity payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 5%, the Annuity payment for that period will be less than the Annuity payment for the prior period.

3. If a Contract Owner selects a 6% AIR and if the net investment return of the Sub-Account for an Annuity payment period is equal to the pro-rated portion of the 6% AIR, the Variable Annuity payment attributable to that Sub-Account for that period will equal the Annuity payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 6% for a payment period, the Annuity payment for that period will be greater than the Annuity Payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 6%, the Annuity payment for that period will be less than the Annuity payment for the prior period.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE RETURNS REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

EXCHANGE ("TRANSFER") OF ANNUITY UNITS. After the Annuity Calculation Date, the Contract Owner may exchange (i.e.,"transfer") the dollar value of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the transfer, the dollar amount of a Variable Annuity payment generated from the Annuity Units of either Sub-Account would be the same. Transfers are executed as of the day Hartford receives a written request for a transfer. For guidelines refer to "Sub-Account Value Transfers Before and After the Annuity Commencement Date," page 14.

FIXED ANNUITY. Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is

                             21   - PROSPECTUS
no less than the rate specified in the Fixed Annuity option tables in the Contract. The Annuity payment will remain level for the duration of the Annuity. Any Fixed Annuity allocation may not be changed.

ADDITIONAL CONTRACT INFORMATION
      --------------------------------------------------------------------

ASSIGNMENT

Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of qualified retirement plan involved. An assignment of a Non-Qualified Contract may be deemed a distribution which subjects the assignment proceeds to income taxes and certain penalty taxes.

MISSTATEMENT OF AGE OR SEX

If the Annuitant's stated age and/or sex in the Contract are incorrect, Hartford will change the benefits payable to those which the Premium Payments would have purchased for the correct age and sex. Sex is not a factor when Annuity Benefits are based on unisex annuity payment rate tables. If Annuity payments were made based on incorrect age or sex, we will increase or reduce a later Annuity payment or payments to adjust for the error. Any adjustment will include interest, at a rate of 4% per year, from the date of wrong payment to the date the adjustment is made.

CONTRACT MODIFICATION
Hartford reserves the right to modify the Contract, but only if such modification: (a) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (c) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (d) provides additional Separate Account options or (e) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement to the Contract to reflect such modification.

FEDERAL TAX CONSIDERATIONS
      --------------------------------------------------------------------

What are some of the federal tax consequences which affect these Contracts?

A. GENERAL
SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 27, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

B.TAXATION OF HARTFORD AND
THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Contract Value -- Before the Annuity Commencement Date" commencing on page 13). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL
PROVISIONS AFFECTING PURCHASERS
OTHER THAN QUALIFIED
RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the Contract as an agent for a natural person. There is an exception from current

                             22   - PROSPECTUS
inclusion for certain annuities held in tax-qualified retirement arrangements, certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated tax-qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

I. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

II. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

III. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and
(2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

IV. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

V. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or as a result of divorce.

B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

I. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

II. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

III. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

                             23   - PROSPECTUS

D. 10% PENALTY TAX-- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

I. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a premature distribution penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

II. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

1. Distributions made on or after the date the Contract Owner has attained the age of 59 1/2.

2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3. Distributions attributable to a Contract Owner's becoming disabled.

4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and the Contract Owner's Beneficiary).

5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY
OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO
AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

F. REQUIRED DISTRIBUTIONS

I. DEATH OF CONTRACT OWNER OR PRIMARY ANNUITANT

Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

II. ALTERNATIVE ELECTION TO SATISFY DISTRIBUTION REQUIREMENTS

If any portion of the interest of a Contract Owner described in 1. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

III. SPOUSE BENEFICIARY

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section 1. above.

3. DIVERSIFICATION REQUIREMENTS. Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four

                             24   - PROSPECTUS
investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner for tax purposes. The Internal Revenue Service (IRS) has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, could cause the contract owner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that the "temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions unless the recipient elects otherwise. A recipient may elect not to have income taxes withheld or to have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E. GENERAL PROVISIONS AFFECTING
TAX-QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 27 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY
NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                             25   - PROSPECTUS

OTHER INFORMATION
      --------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as that of Hartford.

The securities will be sold by salespersons of HSD who represent Hartford as insurance and by variable annuity agents who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions will be paid by Hartford and will not be more than 1% of Premium Payments. Trail commissions of 1% annually will be paid on a quarterly basis beginning after the first Contract Year. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

The securities may also be sold directly to employees of Hartford and Hartford Fire Insurance Company, an affiliate of Hartford, without compensation to HSD salespersons. The securities will be credited with an additional 5% of the employee's Premium Payment by Hartford. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current Contract Values of other Contract Owners.

LEGAL MATTERS

There are no material legal proceedings to which the Separate Account is a party.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life, P.O. Box 2999, Hartford, Connecticut 06104-2999.

EXPERTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financials are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

ADDITIONAL INFORMATION

Inquiries will be answered by calling your representative or by writing:

Hartford Life and Annuity Insurance Company
Attn: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085.
Telephone: (800) 521-0538 (Contract Owners)

                             26   - PROSPECTUS

APPENDIX I
      --------------------------------------------------------------------

INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

THE TAX RULES APPLICABLE TO TAX-QUALIFIED CONTRACT OWNERS, INCLUDING RESTRICTIONS ON CONTRIBUTIONS AND DISTRIBUTIONS, TAXATION OF DISTRIBUTIONS AND TAX PENALTIES, VARY ACCORDING TO THE TYPE OF PLAN AS WELL AS THE TERMS AND CONDITIONS OF THE PLAN ITSELF. VARIOUS TAX PENALTIES MAY APPLY TO CONTRIBUTIONS IN EXCESS OF SPECIFIED LIMITS, TO DISTRIBUTIONS IN EXCESS OF SPECIFIED LIMITS, TO DISTRIBUTIONS WHICH DO NOT SATISFY CERTAIN REQUIREMENTS AND TO CERTAIN OTHER TRANSACTIONS WITH RESPECT TO QUALIFIED PLANS. ACCORDINGLY, THIS SUMMARY PROVIDES ONLY GENERAL INFORMATION ABOUT THE TAX RULES ASSOCIATED WITH USE OF THE CONTRACT BY A QUALIFIED PLAN. CONTRACT OWNERS, PLAN PARTICIPANTS AND BENEFICIARIES ARE CAUTIONED THAT THE RIGHTS AND BENEFITS OF ANY PERSON TO BENEFITS ARE CONTROLLED BY THE TERMS AND CONDITIONS OF THE PLAN REGARDLESS OF THE TERMS AND CONDITIONS OF THE CONTRACT. SOME QUALIFIED PLANS ARE SUBJECT TO DISTRIBUTION AND OTHER REQUIREMENTS, WHICH ARE NOT INCORPORATED INTO HARTFORD'S ADMINISTRATIVE PROCEDURES. OWNERS, PARTICIPANTS AND BENEFICIARIES ARE RESPONSIBLE FOR DETERMINING THAT CONTRIBUTIONS, DISTRIBUTIONS AND OTHER TRANSACTIONS COMPLY WITH APPLICABLE LAW. BECAUSE OF THE COMPLEXITY OF THESE RULES, OWNERS, PARTICIPANTS AND BENEFICIARIES ARE ENCOURAGED TO CONSULT THEIR OWN TAX ADVISORS AS TO SPECIFIC TAX CONSEQUENCES.

A. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS

Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Employers intending to use these contracts in connection with such plans should seek competent tax and other legal advice.

B. TAX SHELTERED ANNUITIES
UNDER SECTION 403(b)

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:

(1) after the participating employee attains age 59 1/2;

(2) upon separation from service;

(3) upon death or disability; or

(4) in the case of hardship (and, in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

C. DEFERRED COMPENSATION PLANS
UNDER SECTION 457

Employees and independent contractors performing services for eligible employers may have contributions made to the Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State ("State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State) or other tax-exempt organization. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or $7,500 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a participant attains normal retirement age.

An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity

                             27   - PROSPECTUS
contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such governmental Eligible Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

D. INDIVIDUAL RETIREMENT ANNUITIES
UNDER SECTION 408

Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. For Contracts issued in most states, Hartford has obtained approval from the Internal Revenue Service to use the Contract as an IRA.

Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in the SIMPLE IRA. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.

Effective after December 31, 1997, the Contract can be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a rollover to a ROTH IRA is not excludable from gross income. If certain specified conditions are met, qualified distributions from a ROTH IRA are tax-free.

E. TAX PENALTIES

Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

1. PREMATURE DISTRIBUTION

Distributions from an IRA or a qualified plan before an participant attains age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and Beneficiary).

In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time home buyer distributions meeting the requirements of Section 72(t)(8) of the Code.

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax described above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

2. MINIMUM DISTRIBUTION TAX

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2. The entire interest of the participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the

                             28   - PROSPECTUS
applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

3. WITHHOLDING

In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules.

Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant or the joint lives or life expectancies of the participant and beneficiary are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Other distributions from such other tax-qualified plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

(a) the non-taxable portion of the distribution;

(b) required minimum distributions; or

(c) direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

                             29   - PROSPECTUS

TABLE OF CONTENTS TO
STATEMENT OF ADDITIONAL
INFORMATION

  SECTION                                     PAGE
-----------------------------------------------------------
Description of Hartford Life and Annuity
 Insurance Company
-----------------------------------------------------------
Safekeeping of Assets
-----------------------------------------------------------
Independent Public Accountants
-----------------------------------------------------------
Distribution of Contracts
-----------------------------------------------------------
Calculation of Yield and Return
-----------------------------------------------------------
Performance Comparisons
-----------------------------------------------------------
Financial Statements
-----------------------------------------------------------

                             30   - PROSPECTUS

This form must be completed for all tax sheltered annuities.

SECTION 403(b)(11) ACKNOWLEDGMENT FORM
---------------------------------------------------------------

The Hartford variable annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

        a. attained age 59 1/2,

        b. separated from service,

        c. died, or

        d. become disabled.

Distributions of post December 31, 1988 contributions, excluding any income thereon, may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

        Hartford Life and Annuity Insurance Company
        Individual Annuity Services
        P.O. Box 5085
        Hartford, CT 06102-5085
Name of Contract Owner/Participant ______________________
Address _________________________________________________
City or Plan/School District ____________________________
Date: ___________________________________________________
Contract No: ____________________________________________
Signature: ______________________________________________

To obtain a Statement of Additional Information, please complete the form below and mail to:

       Hartford Life and Annuity Insurance Company
       Attn: Individual Annuity Services
       P.O. Box 5085
       Hartford, CT 06102-5085

Please send a Statement of Additional Information for the Select Dimensions AssetManager to me at the following address:

-------------------------------------------------------
Name

-------------------------------------------------------
Address

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City/State                                                 Zip Code